SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant    X
Filed by a Party other than the Registrant

         Check the appropriate box:

     X   Preliminary Proxy Statement               Confidential, for Use of
                                                   the Commission Only
                                                   (as permitted by
                                                   Rule 14a-6(e)(2))
         Definitive Proxy Statement
         Definitive additional materials
         Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                    IVY TRUST

                (Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

      X  No fee required.
         Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)      Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3)      Per unit  price  or other  underlying  value  of  transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)      Total fee paid:

--------------------------------------------------------------------------------
         Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
         Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)      Amount previously paid:

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(2)      Form, Schedule or Registration Statement no.:

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(3)      Filing Party:

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(4)      Date Filed:

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




                                    IVY FUND

                           Via Mizner Financial Plaza
                            700 South Federal Highway
                            Boca Raton, Florida 33432

                                                     July ___, 1999

Dear Shareholders:

         You are cordially invited by the Board of Trustees of Ivy Fund (the "Trust"), on behalf of Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy China Region Fund, Ivy Developing Nations Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund, Ivy International Fund II, Ivy International Small Companies Fund, Ivy International Strategic Bond Fund, Ivy Money Market Fund, Ivy Pan-Europe Fund, Ivy South America Fund, Ivy US Blue Chip Fund and Ivy US Emerging Growth Fund (each, a "Fund" and collectively, the "Funds"), to attend a Special Meeting of Shareholders (the "Special Meeting") on August 25, 1999 at 10:00 a.m., Eastern time, at the offices of the Trust, to consider recommendations that are important to you and your Fund(s). The proposals to be voted on at the Special Meeting are reviewed in detail in the enclosed Notice of Special Meeting of Shareholders and Proxy Statement.

         The Board of Trustees has carefully considered the proposals to be voted on at this Special Meeting and unanimously recommends that you vote in favor of the proposals.

         If you have any questions related to the Special Meeting and/or the Proxy Statement, please call us at 1-800-777-6472.

         Thank you for your participation in this process and your investment in our Funds.

                                                     Sincerely,


                                                     /s/ MICHAEL G. LANDRY
                                                     Chairman of the Board


     IMPORTANT: WE URGE YOU TO COMPLETE, SIGN, DATE AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID ENVELOPE TO ENSURE A QUORUM AT THE SPECIAL MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

                                    IVY FUND

                              Ivy Asia Pacific Fund
                                  Ivy Bond Fund
                              Ivy China Region Fund
                           Ivy Developing Nations Fund
                         Ivy European Opportunities Fund
                                 Ivy Global Fund
                        Ivy Global Natural Resources Fund
                      Ivy Global Science & Technology Fund
                                 Ivy Growth Fund
                           Ivy Growth with Income Fund
                             Ivy International Fund
                            Ivy International Fund II
                     Ivy International Small Companies Fund
                      Ivy International Strategic Bond Fund
                              Ivy Money Market Fund
                               Ivy Pan-Europe Fund
                             Ivy South America Fund
                              Ivy US Blue Chip Fund
                           Ivy US Emerging Growth Fund

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

         A Special Meeting of Shareholders of each of the above-listed series of Ivy Fund (each a "Fund" and collectively, the "Funds") will be held on August 25, 1999, at 10:00 a.m. Eastern time at the offices of Ivy Fund (the "Trust"), Via Mizner Financial Plaza, 700 South Federal Highway, Boca Raton, Florida 33432 for the following purposes:

         PROPOSAL 1: With respect to each Fund, to approve or disapprove the revision of certain fundamental investment policies.

         PROPOSAL 2:       With respect to the Trust, to elect Trustees.

         PROPOSAL 3:       With  respect to each Fund,  to ratify or
                           reject the action of the Board of Trustees in selecting PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 1999.

         The persons appointed as proxies on the enclosed Proxy Card will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournments thereof.

         Shareholders of record at the close of business on July 9, 1999 are entitled to notice of and to vote at the Special Meeting and at any adjournments thereof.

         In the event that the necessary quorum to transact business, or the vote required to approve a Proposal, is not obtained at the Special Meeting, the persons appointed as proxies on the enclosed Proxy Card may, in accordance with applicable law, propose one or more adjournments of the Special Meeting with respect to one or more Funds to permit further solicitation of proxies. The persons named as proxies will vote in favor of any such adjournment those proxies that they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies they have been directed to vote against the Proposal.

                       By order of the Board of Trustees,



                                                     /s/ C. WILLIAM FERRIS
                                                     Secretary/Treasurer


July ____, 1999


IMPORTANT: WE URGE YOU TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE SPECIAL MEETING. IF YOU CAN ATTEND THE SPECIAL MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

                                    IVY FUND

                              Ivy Asia Pacific Fund
                                  Ivy Bond Fund
                              Ivy China Region Fund
                           Ivy Developing Nations Fund
                         Ivy European Opportunities Fund
                                 Ivy Global Fund
                        Ivy Global Natural Resources Fund
                      Ivy Global Science & Technology Fund
                                 Ivy Growth Fund
                           Ivy Growth with Income Fund
                             Ivy International Fund
                            Ivy International Fund II
                     Ivy International Small Companies Fund
                      Ivy International Strategic Bond Fund
                              Ivy Money Market Fund
                               Ivy Pan-Europe Fund
                             Ivy South America Fund
                              Ivy US Blue Chip Fund
                           Ivy US Emerging Growth Fund

                                 PROXY STATEMENT

                                  July __, 1999

GENERAL INFORMATION

         This Proxy Statement is being furnished to you in connection with the solicitation of proxies by the Board of Trustees of Ivy Fund (the "Trust"), the nineteen series of which are listed above (each a "Fund" and collectively, the "Funds"), for use at a Special Meeting of Shareholders of each Fund to be held at the offices of the Trust, Via Mizner Financial Plaza, 700 South Federal Highway, Boca Raton, Florida 33432, on August 25, 1999 at 10:00 a.m., Eastern time (the "Special Meeting"), and, if the Special Meeting is adjourned, at any adjournment thereof. The solicitation of votes is made by the mailing of this Proxy Statement and the accompanying proxy card on or about July 19, 1999. The proposals that will be presented at the Special Meeting (the "Proposals") are set forth in the Notice of Special Meeting on the previous pages and are explained in detail below. Please review this information carefully.

         Shareholders of record as of July 9, 1999 (the "Record Date") are entitled to be present and to vote at the Special Meeting or any adjournment thereof. As of the Record Date, all of the Funds offered Class A, Class B, and Class C shares; all Funds other than Ivy International Fund and Ivy Money Market Fund offered Advisor Class shares; and Ivy Bond Fund, Ivy European Opportunities Fund, Ivy Global Science & Technology Fund, Ivy International Fund, Ivy International Fund II, Ivy International Small Companies Fund, Ivy International Strategic Bond Fund and Ivy US Blue Chip Fund offered Class I shares.

         The table provided in Appendix 1 sets forth the number of shares outstanding for each class of shares of each Fund as of the Record Date. All classes of shares of each Fund have the same rights, privileges and preferences, except with respect to: (a) the effect of any applicable sales charges; (b) the differences in their respective distribution and/or service fee arrangements;
(c) the expenses allocable exclusively to each class; (d) voting rights on matters affecting a single class; and (e) exchange privileges. Appendix 2 lists the persons who own beneficially 5% or more of any class of a Fund's shares. To the best knowledge of the Trust, as of the Record Date no other person(s) owned beneficially more than 5% of any class of any Fund. Shareholders of each Fund will vote as a single class regardless of which class of the Fund's shares they own.

         A copy of each Fund's Annual Report for the fiscal year ended December 31, 1998 was mailed to shareholders on or about February 28, 1999. If you did not receive an Annual Report for your Fund, you may receive one, without charge, by writing to Ivy Mackenzie Services Corp., P.O. Box 3022, Boca Raton, Florida 33431-0922, or by calling 1-800-777-6472.

QUORUM AND ADJOURNMENT

         More than 50% of the shares of each Fund entitled to vote must be present at the Special Meeting, in person or by proxy, to have a quorum to conduct business with respect to that Fund. More than 50% of the total shares entitled to vote must be present, in person or by proxy, to conduct business with respect to the Trust as a whole. If a quorum of shareholders is not represented at the Special Meeting with respect to one or more Funds, the Special Meeting may be adjourned until a quorum exists, or, even if a quorum is represented, the Special Meeting may be adjourned with respect to a particular Proposal until sufficient votes to approve that Proposal are received. The Special Meeting may be adjourned with respect to any one Fund or with respect to all Funds. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but that have not been voted.1

         The persons named as proxies on the enclosed Proxy Card may, in accordance with applicable law, propose and vote for one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to any Proposal that did not receive the vote necessary for its passage or to obtain a quorum. Any such adjournment as to a matter requiring a Trust-wide or a Fund by Fund vote will require the affirmative vote of the holders of a majority of the Trust's (or Fund's) shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies that they are entitled to vote in favor of the Proposals and will vote against any such adjournment those proxies they have been directed to vote against the Proposals. With respect to those Proposals for which there is represented a sufficient number of votes in favor, actions taken at the Special Meeting will be effective irrespective of any adjournments with respect to any other Proposals. Adjourned meetings must be held within a reasonable time after the date originally set for the Special Meeting. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment.

REQUIRED VOTES

         Proposal 1 requires, with respect to each Fund, the affirmative vote of a "majority of the outstanding voting securities" of the Fund. A "majority of the outstanding voting securities" of a Fund means the lesser of: (i) 67% of the Fund's shares present at the Special Meeting, if the holders of more than 50% of the Fund's shares then outstanding are present in person or by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund.2

         Proposal 2 requires the affirmative vote of a plurality of the shares of the Trust voting at the Special Meeting.

         Proposal 3 requires the affirmative vote of more than 50% of the shares of each Fund voting at the Special Meeting.

         Abstentions will have the effect of a "no" vote on all Proposals. With respect to the vote on Proposal 1, broker non-votes will have the effect of "no" votes if the vote for a Fund is determined on the basis of the affirmative vote of 50% of the Fund's voting shares present at the Special Meeting. Broker non-votes will not have the effect of "yes" or "no" votes and will be disregarded in determining (i) the voting shares present at the Special Meeting with respect to Proposal 1, if the vote is determined on the basis of the affirmative vote of 67% of a Fund's voting shares, and (ii) whether a majority of a Fund's voting shares is present at the Special Meeting, with respect to Proposals 2 and 3. The following table summarizes these voting requirements:


                     Shareholders        Vote required for                                 Effect of broker
                     entitled to vote:   approval:             Effect of abstentions:      non-votes:
-------------------- ------------------- --------------------- --------------------------- ---------------------------

Proposal 1:          Shareholders of     A majority of the     Counted as a "no" vote,     Counted as a "no" vote,
----------
(Approval of         each Fund vote      shares of each Fund   and if the vote is          if the vote is determined
revisions to         separately          voting at the         determined on the basis     on the basis of  the
certain                                  Special Meeting (as   of the affirmative vote     affirmative vote of 50%
fundamental                              defined above)        of 67% of the voting        of the Fund's outstanding
investment                                                     shares present at the       shares; disregarded in
policies)                                                      Special Meeting,            determining the voting
                                                               disregarded in              securities "present", if
                                                               determining the voting      vote is determined on the
                                                               securities "present"        basis of obtaining the
                                                                                           affirmative vote of 67%
                                                                                           of the voting shares
                                                                                           present at the Special
                                                                                           Meeting
-------------------- ------------------- --------------------- --------------------------- ---------------------------
-------------------- ------------------- --------------------- --------------------------- ---------------------------

Proposal 2:          Shareholders vote   A plurality of the    Counted as a "no" vote      Disregarded for all
----------
(Election of         together for each   shares voting at                                  purposes
Trustees)            nominee             the Special Meeting
-------------------- ------------------- --------------------- --------------------------- ---------------------------
-------------------- ------------------- --------------------- --------------------------- ---------------------------

Proposal 3:          Shareholders of     Approved by more      Counted as a "no" vote      Disregarded for all
----------
(Ratification of     each Fund vote      than 50% of the                                   purposes
selection of         separately          shares of each Fund
independent                              voting at the
accountants)                             Special Meeting
-------------------- ------------------- --------------------- --------------------------- ---------------------------


         The number of shares that you are entitled to vote is the number shown on the Proxy Card(s) accompanying this Proxy Statement. Shareholders are entitled to one vote for each full share and a proportionate vote for each fractional share they hold. Proxies may be revoked by written notice to Ivy Management, Inc. ("IMI") before the Special Meeting or by attending the Meeting and voting your shares in person. The persons appointed as proxies on the enclosed Proxy Card will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournments or postponements thereof. Additional matters would only include those that were not anticipated as of the date of this Proxy Statement.

                  PROPOSAL 1: APPROVAL OF REVISIONS TO CERTAIN
                         FUNDAMENTAL INVESTMENT POLICIES

         The Investment Company Act of 1940 (the "1940 Act") requires an investment company to adopt certain investment policies that, once adopted, cannot be changed without a shareholder vote (commonly referred to as "fundamental policies" or "fundamental restrictions"). With few exceptions, each Fund's fundamental policies were adopted by the Fund's Trustees before the Fund commenced operations and reflected then-prevailing regulatory, business and/or industry conditions. In anticipation of the Special Meeting, there has been a review of each fund's fundamental policies with the goal of both modernizing them and making them consistent for all Funds (with such minor variations as are appropriate in light of a given Fund's particular investment emphasis), and to simplify certain language in light of significant changes to the Funds' Prospectuses that have been made in response to recent directives from the Securities and Exchange Commission (the "Commission") that fund disclosure documents be written more clearly. Proposal 1 seeks shareholder approval of changes that are intended to accomplish this goal.

         Each of the fundamental policies proposed for adoption by each Fund's shareholders relates to an investment practice about which the 1940 Act requires that a fund adopt a fundamental policy.3 The limitations imposed by several of the proposed fundamental policies (e.g., "borrowing" and "senior securities") are not spelled out in detail, but rather are determined by reference to the provisions of the 1940 Act, the rules thereunder, and applicable interpretations of the Commission or its staff. The substantive features of these limitations are described below. A complete list of the proposed restrictions is set forth in Exhibit A. Each Fund's current fundamental investment restrictions are set forth in Exhibit B.

         Each Fund expects to retain, as a matter of non-fundamental policy, any currently existing fundamental policy that would be eliminated (or significantly modified) by the adoption of the proposed fundamental policies, unless the Trustees, including those Trustees who are not "interested" persons of the Fund, within the meaning of the 1940 Act (the "Independent Trustees"), determine that it is consistent with the best interests of the Fund and its shareholders that such policies and/or restrictions be revised or eliminated altogether. A Fund's non-fundamental policies may be changed by the Trustees without shareholder approval.

         Shareholders will be asked to vote on each proposed fundamental policy separately on the enclosed proxy card(s).


     PROPOSAL 1.1: DIVERSIFICATION (All Funds other than Ivy International Strategic Bond Fund and Ivy South America Fund)

         Proposed policy: The Fund has elected to be classified as a diversified series of an open-end investment company.

         Each Fund to which this proposal applies is a "diversified" fund under the 1940 Act. The 1940 Act defines a "diversified fund" as one that, with respect to 75% of its assets, does not purchase more than 10% of the outstanding voting securities of any one issuer or have more than 5% of its total assets invested in any one issuer, with exceptions for cash items, U.S. Government securities and securities of other investment companies.

         The current diversification policies of each Fund other than Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund II and Ivy Money
Market Fund are substantially identical to the 1940 Act definition of a diversified fund.4 Accordingly, the proposed diversification policy does not represent a substantive change for any of these Funds.

         Each of Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund II and Ivy Money Market Fund has a diversification policy that is consistent with the ownership percentage limits specified in the 1940 Act definition, but is applied with respect to 100% of the Fund's assets. The adoption of the proposed policy (which applies to only 75% of each Fund's assets) would therefore cause these Funds to have less restrictive diversification requirements than they now have. Finally, Ivy International Fund II does not have a stated policy prohibiting the purchase of more than 10% of the voting securities of any one issuer. As a diversified fund, however, Ivy International Fund II must comply with the 10% restriction on the purchase of the securities of a single issuer that is part of the 1940 Act definition of "diversified company," whether or not the Fund's policy in this regard is stated. Accordingly, the proposed policy would not represent a substantive change with respect to this aspect of each Fund's diversification policy.

PROPOSAL 1.2: BORROWING
(For all Funds)

         Proposed policy: The Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

         The 1940 Act permits a fund to borrow money in amounts equal to 50% of the fund's total assets from banks, so long as the fund maintains asset coverage of 300% for all outstanding borrowings.5 A fund must reduce the amount of its borrowings within three days if its asset coverage falls below 300%.

         Ivy Asia Pacific Fund, Ivy Developing Nations Fund, Ivy European Opportunities Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy International Fund II, Ivy International Small Companies Fund, Ivy Pan-Europe Fund and Ivy South America Fund are permitted under their current fundamental policies (either explicitly or implicitly, insofar as a particular asset coverage requirement is not specified) to borrow to the maximum extent permitted under the 1940 Act. As such, the proposed borrowing policy does not represent a substantive change to these Funds' current borrowing ability.6 By contrast, each of the other Funds currently has a more restrictive fundamental borrowing policy that would be relaxed if the proposed fundamental policy were adopted. Specifically, Ivy International Strategic Bond Fund is currently prohibited from borrowing amounts in excess of 20% of its total assets (which is equivalent to a minimum asset coverage of 500%), and Ivy Bond Fund, Ivy China Region Fund, Ivy Global Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund, Ivy Money Market Fund, Ivy US Blue Chip Fund and Ivy US Emerging Growth Fund are prohibited from borrowing amounts in excess of 10% of their respective total assets (which is equivalent to a minimum asset coverage of 1000%).7 The proposed policy would therefore represent a substantive change to these Funds' borrowing policies.

         In addition to the asset coverage requirements discussed above, each Fund currently has a fundamental policy that limits the purposes for which the fund may borrow (e.g., only for temporary and/or emergency purposes). Ivy US Blue Chip Fund may also borrow money "where investment transactions might advantageously require it". Under the proposed borrowing policy, none of the Funds would be restricted as to the purposes for which they are allowed to borrow. However, if the Trustees determine with respect to any Fund to permit borrowing for other purposes, which they currently do not intend to do, the applicable Fund's disclosure documents would be amended to disclose that fact. Although the Trustees do not currently intend to permit a Fund to borrow for investment leverage purposes, such borrowings would increase the Fund's volatility and the risk of loss in a declining market.

         Finally, Ivy US Blue Chip Fund and Ivy International Strategic Bond Fund are expressly permitted under their current fundamental borrowing policies to borrow money in connection with reverse repurchase agreements, so long as they maintain asset coverage for such borrowings of at least 300%. Since the proposed policy makes no reference to reverse repurchase agreements, it would have the effect of lifting the 300% asset coverage requirement for such borrowings that currently applies to these two Funds. However, a Fund would enter into reverse repurchase agreements only in accordance with applicable regulatory restrictions.8

         As noted above, it is expected that any special restrictions contained in a Fund's current borrowing policies (whether characterized as "fundamental" or "non-fundamental") will continue to apply as a matter of non-fundamental policy if the proposed borrowing policy is adopted, and as such could not be changed without the Board approval. Should the Trustees determine with respect to any Fund that it be permitted to borrow in a less restrictive manner, the Fund's disclosure documents would be amended accordingly.

PROPOSAL 1.3: SENIOR SECURITIES
(For all Funds)

         Proposed restriction: The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

         The 1940 Act prohibits a registered open-end investment company from issuing any class of senior security or selling any senior security of which it is the issuer.9 Applicable provisions under the 1940 Act except from the definition of "senior security" certain debt obligations evidencing permitted borrowings and the issuance of separate classes or series of a fund's shares. Each Fund currently has a fundamental policy that prohibits it from issuing senior securities, except in connection with permitted indebtedness. Most of the Funds also expressly except from their senior security restrictions the issuance of separate classes or series of shares.10 Since the exceptions stated in each Fund's current policy are expressly excluded from the definition of "senior security" under the 1940 Act (or are interpreted to be excluded by pertinent regulatory authorities), the Trustees believe that it is no longer necessary that they be identified expressly (i.e., it is sufficient for these purposes to define the limits that apply to each Fund in this regard by reference to the 1940 Act and related authorities).

PROPOSAL 1.4: UNDERWRITING
(For all Funds)

         Proposed restriction: The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

         The 1940 Act prohibits a diversified fund from making any commitment as an underwriter if doing so would cause the total of the fund's existing underwriting commitments, plus the value of its investments in companies (other than other investment companies) of which it owns more than 10% of the outstanding voting securities, to be greater than 25% of the fund's total assets. The proposed restriction is not materially different from the existing restriction for each Fund, and has simply been reworded for clarification.11

PROPOSAL 1.5: REAL ESTATE
(For all Funds)

         Proposed restriction: The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

         The 1940 Act requires that a fund state its policy with regard to investing in real estate, but does not identify any specific restrictions with regard to such investments. Each Fund currently has a fundamental policy prohibiting its investment in real estate, with certain exceptions that are consistent with the provisions of the 1940 Act. The proposed restriction therefore represents a rewording of each Fund's existing policy primarily for clarification.12

PROPOSAL 1.6: COMMODITIES
(For all Funds other than Ivy Global Natural Resources Fund13)

         Proposed restriction: The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by its Prospectus.

         The 1940 Act requires that a fund state its policy with regard to purchasing commodities, but does not prescribe any restrictions with regard to such policies.14


         Each Fund (other than Ivy Global Natural Resources Fund) currently has a fundamental policy prohibiting its investment in commodities. The fundamental policies for Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science and Technology Fund, Ivy International Small Companies Fund, Ivy International Strategic Bond Fund, Ivy Pan-Europe Fund and Ivy US Blue Chip Fund contain exceptions for certain derivative investment transactions relating to commodities (such as commodities futures contracts and related options). The proposed restriction is therefore consistent with these Funds' current policies. The current policies for Ivy China Region Fund, Ivy Developing Nations Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund, Ivy International Fund II, Ivy Money Market Fund, Ivy South America Fund, and Ivy US Emerging Growth Fund do not contain such exceptions, but these Funds are implicitly permitted to engage in such transactions because they are not expressly prohibited.15


PROPOSAL 1.7: LOANS
(For all Funds)

         Proposed restriction: The Fund will not make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

         The 1940 Act prohibits a fund from lending money or property if the fund's investment policies do not permit such loans, and prohibits altogether loans to persons that control or are under common control with the fund. The proposed restriction is more restrictive that the requirements of the 1940 Act. The proposed policy is not, however, materially different from the existing lending policy for the majority of the Funds (i.e., it has simply been reworded for clarification). The proposed restriction does represent a substantive change to the current policies of Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund, Ivy Money Market Fund, Ivy US Blue Chip Fund and Ivy US Emerging Growth Fund, which prohibit these Funds from lending portfolio securities. It is expected that the special lending restriction for each of these Funds would be retained as a non-fundamental policy.

PROPOSAL 1.8: CONCENTRATION
(For all Funds other than Ivy Money Market Fund)

         Proposed restriction: The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(For Ivy Money Market Fund)

         Proposed restriction: The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, although the Fund may concentrate its investments in instruments issued by domestic banks in accordance with its Prospectus and applicable law.

         The 1940 Act currently requires that a fund state whether it intends to concentrate its investments in a particular industry, but does not define the term "concentrate." The Commission staff has taken the position that investment of more than 25% of a fund's assets in an industry constitutes concentration. If a fund concentrates in an industry, it must at all times have more than 25% of its assets invested in that industry, and if its policy is not to concentrate, it may not invest more than 25% of its assets in the applicable industry (unless, in either case, the fund discloses the specific conditions under which it will change from concentrating to not concentrating, or vice versa).16 Each Fund has a fundamental policy prohibiting it from investing more than 25% of its total assets in any one industry. The proposed restriction therefore does not represent a substantive change to any Fund's existing policy, and has simply been reworded for clarification and to permit investment flexibility in the event that the Commission staff should change its position as to what constitutes "concentration."

         Money market funds may invest more than 25% of their assets in domestic bank obligations without running afoul of the Commission's position on concentration. The fundamental policy for Ivy Money Market Fund has been adjusted accordingly.

REQUIRED VOTE

         Approval of the proposed changes to each Fund's fundamental policies requires the affirmative vote of a "majority of the [Fund's] outstanding voting securities", as described more fully above. If a Fund's shareholders fail to approve any proposed fundamental policy, the Fund's current policy in that regard will remain in effect. The Trustees unanimously recommend that the shareholders of each Fund vote in favor of each item in this Proposal 1 (as it affects their Fund).

                        PROPOSAL 2: ELECTION OF TRUSTEES

         At the Special Meeting, four Trustees will be proposed for election to the Trust's Board of Trustees. For these purposes, the Trustees have approved the nomination of Keith J. Carlson, Stanley Channick, Roy J. Glauber and Edward
M. Tighe. The persons named as proxies on the enclosed Proxy Card will vote for the election of these nominees unless you withhold authority to vote for any or all of the nominees in your proxy. Each Trustee so elected will serve as a Trustee of the Trust until the next meeting of shareholders, if any, called for the purpose of electing Trustees, unless he is sooner succeeded as provided in the Trust's Declaration of Trust (e.g., by death, resignation, removal or disqualification).

         Each of the nominees has indicated that he is willing to serve as a Trustee. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the Trustees may recommend. The following table sets forth certain information concerning the current Trustees and the nominees. Unless otherwise noted, each of the Trustees and nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.




NOMINEES:


                                 Present Office with the Trust (Date Nominee Became Trustee), Principal Occupation
Name (Age)                       or Employment and Directorships

Keith J. Carlson* (42)           Trustee (1996-present); Senior Vice President of Mackenzie Investment Management
                                 Inc. ("MIMI") (1996 - present); Senior Vice President and Director of MIMI (1994 -
                                 1996); Senior Vice President and Treasurer of MIMI (1989-1994); Senior Vice
                                 President and Director of Ivy Management, Inc. ("IMI") (1994-present); Senior Vice
                                 President, Treasurer and Director of IMI (1992-1994); Vice President of The
                                 Mackenzie Funds Inc. ("MFI") (1987-1995); Senior Vice President and Director, Ivy
                                 Mackenzie Services Corp. ("IMSC") (1996-present); President and Director of IMSC
                                 (1993-1996); Trustee and President of Mackenzie Series Trust ("MST") (1996-1998);
                                 Vice President of MST (1994-1998); Treasurer of MST (1985-1994); President, Chief
                                 Executive Officer and Director of Ivy Mackenzie Distributors, Inc. ("IMDI")
                                 (1994-present); Executive Vice President and Director of IMDI. (1993-1994); Trustee
                                 of MST (1996-1998).

Stanley Channick (75)            Trustee (1996-present); President and Chief Executive Officer, The Whitestone
                                 Corporation (insurance agency); Chairman, Scott Management Company (administrative services for insurance companies); President, The Channick Group (consultants to insurance companies and national trade associations); Trustee of MST (1994-1998);
                                 Director of MFI (1994-1995).

Roy J. Glauber (73)              Trustee (1996-present); Mallinckrodt Professor of  Physics, Harvard University
                                 (1974-present); Trustee of MST (1994-1997).

Edward M. Tighe (56)             Chief Executive Officer, CITCO Technology Management, Inc. ("CITCO")  (computer software development and consulting) (1999-present); President and Director, Global
                                 Technology Management, Inc. (CITCO's predecessor) (1992-1998); Managing Director,
                                 Global Mutual Fund Services, Ltd. (financial services firm); President, Director and Chief Executive Officer, Global Mutual Fund Services, Inc. (1994-present).

-------------------------------
* Trustees considered by the Trust and their counsel to be "interested persons" (as defined in the 1940 Act) of the Funds or of their investment manager because of their employment by the investment manager and, in some cases, holding offices with the Trust.



CURRENT TRUSTEES NOT STANDING FOR RE-ELECTION:


                                 Present Office with the Trust (Date Nominee Became Trustee), Principal Occupation
Name (Age):                      Or Employment and Directorships:

John S. Anderegg, Jr. (75)       Trustee (1992 -present); Chairman, Dynamics Research Corp. (instruments and controls); Director, Burr-Brown Corp. (operational amplifiers); Director, Metritage
                                 Incorporated (level measuring instruments); Trustee of MST (1992-1998).

Paul H. Broyhill (75)            Trustee (1992-present); Chairman, BMC Fund, Inc.; Chairman, Broyhill Family
                                 Foundation, Inc.; Chairman and President, Broyhill Investments, Inc.; Chairman,
                                 Broyhill Timber Resources; Manager of a personal portfolio of fixed-income and equity investments (1983-present); Trustee of MST (1988-1998); Director of MFI
                                 (1988-1995).

Frank  W. DeFriece,  Jr. (78)    Trustee  (1992-present);
                                 Director, Manager and Vice President,  Director
                                 and    Fund    Manager,     Massengill-DeFriece
                                 Foundation (charitable  organization);  Trustee
                                 and  Vice  Chairman,   East  Tennessee   Public
                                 Communications Corp. (WSJK-TV);  Trustee of MST
                                 (1985-1998); Director of MFI (1987-1995).

Michael G. Landry* (52)          Trustee (1992-present); President, Chief Executive Officer and Director of MIMI
                                 (1987-present); President, Director and Chairman of IMI (1992-present); Chairman and Director of IMSC (1993-present); Chairman and Director of IMDI (1994-present);
                                 Director and President of IMDI (1993-1994);  Director and President of MFI
                                 (1987-1995); Trustee of MST (1987-1998); President of MST (1987-1996); Chairman of
                                 MST (1996-1998).

Joseph G.  Rosenthal (64)        Trustee   (1992-present);
                                 Chartered    Accountant;    Trustee    of   MST
                                 (1985-1998); Director of MFI (1987-1995).

Richard N.  Silverman  (75)      Trustee   (1992-present);
                                 Director,  Newton-Wellesley Hospital; Director,
                                 Beth Israel Hospital;  Director, Boston Ballet;
                                 Director,  Boston Children's Museum;  Director,
                                 Brimmer  and  May  School;  Director,  Goodwill
                                 Industries.

J. Brendan Swan (69)             Trustee (1992-present); Chairman and C.E.O., Airspray International, Inc.
                                 (environmentally sensitive packaging company); Joint Managing Director, Airspray
                                 International B.V.; Director of Polyglass LTD.; Director, MFI (1992-1995); Trustee
                                 of MST (1992-1998).

--------------------------------
* Trustees considered by the Trust and their counsel to be "interested persons" (as defined in the 1940 Act) of the Funds or of their investment manager because of their employment by the investment manager and, in some cases, holding offices with the Trust.


         The table below sets forth the number of shares of each Fund owned directly or beneficially by the nominees to the Board of Trustees (as well as any existing Trustees) as of _________, 1999. Nominees or Trustees who do not own any shares have been omitted from the table. Funds that are not owned by any nominees or Trustees are also omitted from the table.

                                                             Shares       Shares owned by all current Trustees and
Fund (Class)               Name             Position         owned        Officers as a Group





(1) The information as to beneficial ownership is based on statements furnished to the Trust by each Trustee and nominee. Unless otherwise noted, beneficial ownership is based on sole voting and investment power. Each Trustee's and nominee's individual share holdings of any Fund constitutes less than 1/4 of 1% of the shares outstanding of such Fund.

RESPONSIBILITIES OF THE BOARD--BOARD AND COMMITTEE MEETINGS

         The Board of Trustees of the Trust is responsible for the general oversight of Fund business. A majority of the Board's members are not affiliated with IMI (the "non-interested Trustees"). The non-interested Trustees have primary responsibility for assuring that each Fund is managed in a manner consistent with the best interests of its shareholders.

         The Board of Trustees meets at least quarterly to review the investment performance of the Funds and other operational matters, including policies and procedures designed to assure compliance with various regulatory requirements. At least annually, the non-interested Trustees review the fees paid to the IMI and its affiliates for investment advisory services and other administrative and shareholder services. In connection with this review, the Trustees evaluate each Fund's investment performance, the quality and efficiency of the various other services provided, costs incurred by the IMI and its affiliates, and comparative information regarding fees and expenses of competitive funds (among other things). They are assisted in this process by the Funds' independent public accountants (see Proposal 3 below) and by independent legal counsel selected by the non-interested Trustees. In addition, the non-interested Trustees from time to time have established and served on task forces and subcommittees focusing on particular matters such as investment, accounting, insurance and compensation issues.

         The Board of the Trust has an Audit Committee and a Nominating Committee, the responsibilities of which are described below.

AUDIT COMMITTEE

         The Board has an Audit Committee consisting of three non-interested Trustees. The Audit Committee reviews with management and the independent accountants for each Fund, among other things, the scope of the audit and the controls of each Fund and its agents, reviews and approves in advance the type of services to be rendered by the independent accountants, recommends the selection of independent accountants for each Fund to the Board and, in general, considers and reports to the Board on matters regarding each Fund's accounting and bookkeeping practices.

NOMINATING COMMITTEE

         The Board has a Nominating Committee consisting of three non-interested Trustees. The Nominating Committee is responsible for making nominations for Non-Interested Trustees and consideration of other related matters. Shareholders' recommendations as to nominees received by management are referred to the Committee for its consideration and action.

The following chart sets forth the number of meetings of the Board and its various Committees during the calendar year ending December 31, 1998.

NUMBER OF MEETINGS HELD DURING THE CALENDAR YEAR 1998

                          Meeting                       Number of Meetings
                     Board of Trustees
                      Audit Committee
                   Nominating Committee
                     -----------------

         In addition to the Board and committee meetings listed above, the Trustees attended various other meetings during the year, including meetings with their independent legal counsel and informational meetings.

EXECUTIVE OFFICERS

         The following persons are Executive Officers of the Trusts:

 Name (Age)     Principal Occupation         Present Office with
                                             the Trust (year first became an
                                             officer)





COMPENSATION OF TRUSTEES AND OFFICERS

         The Trust pays each of its non-interested Trustees an annual Trustee's fee plus specified amounts for Board and committee meetings attended and compensates him or her for expenses related to Trust business.

         IMI supervises each Fund's investments, pays the compensation and certain expenses of its personnel who serve as Trustees and officers of the Trust and receives a management fee for its services. Several of the Trust's officers and Trustees are also officers, Trustees, employees or shareholders of Mackenzie Investment Management Inc. and participate in the fees paid to that firm, although the Trust makes no direct payments to them other than for reimbursement of travel expenses in connection with their attendance at Trustees' and committee meetings.

         The following Compensation Table provides in tabular form the following data:

         Column (1) All Trustees who receive compensation from the Trust.

         Column (2) Aggregate compensation received by each Trustee of the Trust during the calendar year ending December 31, 1998.

COMPENSATION TABLE

(1)                                                         (2)
NAME OF TRUSTEE                                      AGGREGATE COMPENSATION

John S. Anderegg, Jr.                                       $18,000
Paul H. Broyhill                                            $18,000
Keith J. Carlson                                            $0
Stanley Channick                                            $18,000
Frank W. DeFriece, Jr.                                      $18,000
Roy J. Glauber                                              $18,000
Michael G. Landry                                           $0
Joseph G. Rosenthal                                         $18,000
Richard N. Silverman                                        $18,000
J. Brendan Swan                                             $17,000

REQUIRED VOTE

         Election of each of the listed nominees for Trustee requires the affirmative vote of a plurality of the votes of the Trust cast at the Special Meeting in person or by proxy. The Trustees of the Trust unanimously recommend that the shareholders of the Funds vote in favor of each of the nominees listed in this Proposal 2.

                  PROPOSAL 3: RATIFICATION OR REJECTION OF THE
                      SELECTION OF INDEPENDENT ACCOUNTANTS

         At a meeting held on February 5-6, 1999, the Board of Trustees of the Trust, including a majority of the non-interested Trustees, appointed PricewaterhouseCoopers LLP ("PWC") to act as independent accountants for the Funds for the fiscal year ending December 31, 1999. PWC (formerly Coopers &
Lybrand LLP) has, with limited exceptions, audited each Fund's financial statements since its inception.17

         PWC has represented that it has no direct financial interest or material indirect financial interest in the Trust or any of the Funds. One or more representatives of PWC are expected to be present at the Special Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by shareholders or management.

REQUIRED VOTE

         Ratification of the selection of independent accountants requires the affirmative vote of a majority of the outstanding voting shares of each Fund cast at the Special Meeting (in person or by proxy). The Trustees unanimously recommend that shareholders ratify the selection of PWC as the Funds' independent accountants.

                             ADDITIONAL INFORMATION

GENERAL

         The cost of preparing, printing and mailing the enclosed proxy card and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be borne by the Trust. In addition to solicitation by mail, certain officers and representatives of the Trust, officers and employees of IMI and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

         Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies. It is anticipated that the cost of SCC's solicitation services, which is being borne by the Trust, will be approximately $______. As the Special Meeting date approaches, certain shareholders of the Fund may receive a telephone call from a representative of SCC if their votes have not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. These procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

         In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a Trust), and the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the proposal on the proxy card, and ask for the shareholder's instructions on the proposal. The SCC representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

         If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy card originally sent with the Proxy Statement or attend in person.

OTHER BUSINESS

         Management of the Trust knows of no other business to be presented at the Special Meeting other than the matters set forth in this Proxy Statement. If any other business properly comes before the Special Meeting, the proxies will exercise their best judgment in deciding how to vote on such matters.

SHAREHOLDER PROPOSALS

         The Declaration of Trust and the By-Laws of the Trust provide that the Trust need not hold annual shareholder meetings, except as required by the 1940 Act. Therefore, it is probable that no annual meeting of shareholders will be held later this year or in subsequent years until so required. For those years in which annual shareholder meetings are held, proposals that shareholders of a Fund intend to present for inclusion in the proxy materials with respect to the annual meeting of shareholders must be received by the Trust within a reasonable period of time before the solicitation is made. The timely submission of a proposal does not guarantee its inclusion.

PLEASE COMPLETE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED SELF-ADDRESSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE SPECIAL MEETING BY WRITTEN NOTICE TO IMI OR BY SUBMITTING A PROXY CARD BEARING A LATER DATE.

By order of the Board of Trustees,


/s/ C. WILLIAM FERRIS
Secretary/Treasurer

                                   APPENDIX 1

                             FUND SHARES OUTSTANDING

         Holders of record of the shares of each Fund as of the close of business on July 9, 1999 (the "Record Date") will be entitled to one vote per share with respect to any matter presented for consideration at the Special Meeting on which such shareholders are entitled to vote. The table below sets forth the number of shares outstanding for each Fund as of June 30, 1999.


                                            Number of Shares Outstanding
         Fund:                              as of June 30, 1999:

 Ivy Asia Pacific Fund                        _______________________
 Ivy Bond Fund                                _______________________
 Ivy China Region Fund                        _______________________
 Ivy Developing Nations Fund                  _______________________
 Ivy European Opportunities Fund              _______________________
 Ivy Global Fund                              _______________________
 Ivy Global Natural Resources Fund            _______________________
 Ivy Global Science & Technology Fund         _______________________
 Ivy Growth Fund                              _______________________
 Ivy Growth with Income Fund                  _______________________
 Ivy International Fund                       _______________________
 Ivy International Fund II                    _______________________
 Ivy International Small Companies Fund       _______________________
 Ivy International Strategic Bond Fund        _______________________
 Ivy Money Market Fund                        _______________________
 Ivy Pan-Europe Fund                          _______________________
 Ivy South America Fund                       _______________________
 Ivy US Blue Chip Fund                        _______________________
 Ivy US Emerging Growth Fund                  _______________________

                                   APPENDIX 2


             BENEFICIAL OWNERS OF 5% OR MORE OF ANY CLASS OF A FUND



Name of Fund and Class of Shares:      Name and Address of Beneficial Owner:


                         Number and Percent of Shares:





----------------------

* Mackenzie Investment Management Inc. is both the shareholder of record and beneficial owner of the shares noted. Each of the other entities set forth above is the shareholder of record and may be deemed to be the beneficial owner of certain of the shares listed for certain purposes under the securities laws, although they generally do not have an economic interest in these shares and would ordinarily disclaim any beneficial ownership therein.

                                    EXHIBIT A

                  PROPOSED FUNDAMENTAL INVESTMENT RESTRICTIONS

     All Funds except Ivy International Strategic Bond Fund and Ivy South America Fund:

         The Fund has elected to be classified as a diversified series of an open-end investment company.

All Funds except Ivy Global Natural Resources Fund:

         The Fund will not purchase physical commodities or contracts relating to physical commodities.

All Funds other than Ivy Money Market Fund:

         The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Ivy Money Market Fund:

         The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, although the Fund may concentrate its investments in instruments issued by domestic banks and U.S. Government securities in accordance with its Prospectus and applicable law.

In addition, as a matter of fundamental policy, each Fund will not:

1. borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2. issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3. engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

4. purchase or sell real estate (which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities; or

5. make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.
                                                               * * * * *

                                    EXHIBIT B

                   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                              Ivy Asia Pacific Fund

As a matter of fundamental policy, the Fund may not:

(1) Invest in real estate, real estate mortgage loans, commodities or interests in oil, gas and/or mineral exploration or development programs, although (a) the Fund may purchase and sell marketable securities of issuers which are secured by real estate, (b) the Fund may purchase and sell securities of issuers which invest or deal in real estate, (c) the Fund may enter into forward foreign currency contracts as described in the Fund's prospectus, and (d) the Fund may write or buy puts, calls, straddles or spreads and may invest in commodity futures contracts and options on futures contracts.

(2) Purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in options, futures and options on futures;

(3) Make loans, except that this restriction shall not prohibit (a) the purchase and holding of a portion of an issue of publicly distributed debt securities, (b) the entry into repurchase agreements with banks or broker-dealers, or (c) the lending of the Fund's portfolio securities in accordance with applicable guidelines established by the Securities and Exchange Commission ("SEC") and any guidelines established by the Trust's Trustees;

(4) Borrow money, except as a temporary measure for extraordinary or emergency purposes, and provided that the Fund maintains asset coverage of 300% for all borrowings;

(5) Lend any funds or other assets, except that this restriction shall not prohibit (a) the entry into repurchase agreements, (b) the purchase of publicly distributed bonds, debentures and other securities of a similar type, or privately placed municipal or corporate bonds, debentures and other securities of a type customarily purchased by institutional investors or publicly traded in the securities markets, or (c) the lending of portfolio securities (provided that the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents maintained on a daily marked-to-market basis in an amount at least equal to the market value of the securities loaned);

(6) Purchase securities of any one issuer (except U.S. Government securities) if as a result more than 5% of the Fund's total assets would be invested in such issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer; provided, however, that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations;

(7) Make an investment in securities of companies in any one industry (except obligations of domestic banks or the U.S. Government, its agencies, authorities, or instrumentalities), if such investment would cause investments in such industry to exceed 25% of the market value of the Fund's total assets at the time of such investment;

(8) Participate in an underwriting or selling group in connection with the public distribution of securities except for its own capital stock; or

(9) Issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except to the extent that shares of the separate classes or series of the Trust may be deemed to be senior securities; provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction.

                                  Ivy Bond Fund

As a matter of fundamental policy, the Fund may not:

(1) Invest in real estate, real estate mortgage loans, commodities, commodity futures contracts or interests in oil, gas and/or mineral exploration or development programs, although the Fund may purchase and sell (a) securities which are secured by real estate, (b) securities of issuers which invest or deal in real estate, and (c) futures contracts as described in the Fund's prospectus;

(2)      Make investments in securities for the purpose of exercising control over or management of the issuer;

(3) Purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or relate options transactions is not considered the purchase of a security on margin;

(4) Make loans, except that this restriction shall not prohibit (a) the purchase and holding of a portion of an issue of publicly distributed debt securities, (b) the lending of portfolio securities (provided that the loan in secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents maintained on daily market-to-market basis in an amount at least equal to the current market value of the securities loaned), or (c) the entry into repurchase agreements with banks or broker-dealers;

(5) Borrow amounts in excess of 10% of its total assets, taken at the lower of cost or market value, and then only from banks as a temporary measure for extraordinary or emergency purposes;

(6) Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund (except as may be necessary in connection with permitted borrowings and then not in excess of 20% of the Fund's total assets); provided, however, this does not prohibit escrow, collateral or margin arrangements in connection with its use of options, short sales, futures contracts and options on future contracts;

(7) Purchase securities of any one issuer (except U.S. Government securities) if as a result more than 5% of the Fund's total assets would be invested in such issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer; provided, however, that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations;

(8) Purchase the securities of issuers conducting their principal business activities in the same industry if immediately after such purchase the value of the Fund's investments in such industry would exceed 25% of the value of the total assets of the Fund;

(9) Participate on a joint or a joint and several basis in any trading account in securities. The "bunching" of orders of the Fund -- or of the Fund and of other accounts under the investment management of the persons rendering investment advice to the Fund -- for the sale or purchase of portfolio securities shall not be considered participation in a joint securities trading account;

(10)     Act as an underwriter of securities;

(11) Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any repurchase agreement or any permitted borrowing; or

(12) Make short sales of securities or maintain a short position.

                              Ivy China Region Fund

As a matter of fundamental policy, the Fund may not:

(1) borrow money, except for temporary purposes where investment transactions might advantageously require it. Any such loan may not be for a period in excess of 60 days, and the aggregate amount of all outstanding loans may not at any time exceed 10% of the value of the total assets of the Fund at the time any such loan is made;

(2)      purchase securities on margin;

(3)      sell securities short;

(4) lend any funds or other assets, except that this restriction shall not prohibit (a) the entry into repurchase agreements, (b) the purchase of publicly distributed bonds, debentures and other securities of a similar type, or privately placed municipal or corporate bonds, debentures and other securities of a type customarily purchased by institutional investors or publicly traded in the securities markets, or (c) the lending of portfolio securities (provided that the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents maintained on a daily marked-to-market basis in an amount at least equal to the market value of the securities loaned);

(5) participate in an underwriting or selling group in connection with the public distribution of securities except for its own capital stock;

(6) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the Investment Company Act of 1940;

(7)      purchase or sell real estate or commodities and commodity contracts;

(8) make an investment in securities of companies in any one industry (except obligations of domestic banks or the U.S. government, its agencies, authorities, or instrumentalities) if such investment would cause investments in such industry to exceed 25% of the market value of the Fund's total assets at the time of such investment;

(9) issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except to the extent that shares of the separate classes or series of the Trust may be deemed to be senior securities; provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities or purposes of this restriction; or

(10) purchase securities of any one issuer (except U.S. Government securities) if as a result more than 5% of the Fund's total assets would be invested in such issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer; provided, however, that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations.

                           Ivy Developing Nations Fund

As a matter of fundamental policy, the Fund may not:

(1) borrow money, except for temporary or emergency purposes; provided that the Fund Maintains asset coverage of 300% for all borrowings;

(2)      purchase securities on margin;

(3)      sell securities short;

(4) lend any funds or other assets, except that this restriction shall not prohibit (a) the entry into repurchase agreements, (b) the purchase of publicly distributed bonds, debentures and other securities of a similar type, or privately placed municipal or corporate bonds, debentures and other securities of a type customarily purchased by institutional investor or publicly traded in the securities markets, or
         (c) the  lending of  portfolio  securities  (provided  that the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents maintained on a daily marked-to-market basis in an amount at least equal to the market value of the securities loaned);

(5) participate in the underwriting or selling group in connection with the public distribution of securities except for its own capital stock;

(6) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act a brokers for the Fund for customary commissions to the extent permitted by the Investment Company Act of 1940;

(7)      purchase or sell real estate or commodities and commodity contracts;

(8) make an investment in securities of companies in any one industry (except obligations of domestic banks or the U.S. Government, its agencies, authorities, or instrumentalities) if such investment would cause investments in such industry to exceed 25% of the market value of the Fund's total assets at the time of such investment;

(9) issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except to the extent that shares of the separate classes or series of the Trust may be deemed to be senior securities; provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction; or

(10) purchase securities of any one issuer (except U.S. Government securities) if as a result more than 5% of the Fund's total assets would be invested in such issuer or the Fund would own or hold more than 10% of the outstanding voting securities of the issuer; provided, however, that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations.

                         Ivy European Opportunities Fund

As a matter of fundamental policy, the Fund may not:

(1) make an investment in securities of companies in any one industry (except obligations of domestic banks or the U.S. Government, its agencies, authorities, or instrumentalities) if such investment would cause investments in such industry to exceed 25% of the market value of the Fund's total assets at the time of such investment;

(2) issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except to the extent that shares of the separate classes or series of the Trust may be deemed to be senior securities; provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction;

(3) purchase securities of any one issuer (except U.S. Government securities) if as a result more than 5% of the Fund's total assets would be invested in such issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer; provided, however, that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations;

(4) purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in options, futures and options on futures;

(5) make loans, except this restriction shall not prohibit (a) the purchase and holding of a portion of an issue of publicly distributed debt securities, (b) the entry into repurchase agreements with banks or broker-dealers, or (c) the lending of the Fund's portfolio securities in accordance with applicable guidelines established by the Securities and Exchange Commission (the "SEC") and any guidelines established by the Trust's Trustees;

(6) make investments in securities for the purpose of exercising control over or management of the issuer;

(7) act as an underwriter of securities, except to the extent that, in connection with the sale of securities, it may be deemed to be an underwriter under applicable securities laws;

(8)      borrow  money,   except  for  temporary,   extraordinary  or  emergency
         purposes, and provided that the Fund maintains asset coverage of 300% for all borrowings; or

(9) invest in real estate, real estate mortgage loans, commodities or interests in oil, gas and/or mineral exploration or development programs (other than securities of companies that invest in or sponsor such programs), although (a) the Fund may purchase and sell marketable securities of issuers which are secured by real estate, (b) the Fund may purchase and sell securities of issuers which invest or deal in real estate, (c) the Fund may enter into forward foreign currency contracts as described in the Fund's prospectus, and (d) the Fund may write or buy puts, calls, straddles or spreads and may invest in commodity futures contracts and options on futures contracts.

                                 Ivy Global Fund

As a matter of fundamental policy, the Fund may not:

(1) Invest in real estate, real estate mortgage loans, commodities or interests in oil, gas and/or mineral exploration or development programs, although (a) the Fund may purchase and sell marketable securities of issuers which are secured by real estate, (b) the Fund may purchase and sell securities of issuers which invest or deal in real estate, (c) the Fund may enter into forward foreign currency contracts as described in the Fund's prospectus, and (d) the Fund may write or buy puts, calls, straddles or spreads and may invest in commodity futures contracts and options on futures contracts.

(2) Purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in options, futures and options on futures;

(3) Make loans, except that this restriction shall not prohibit (a) the purchase and holding of a portion of an issue of publicly distributed debt securities, (b) the entry into repurchase agreements with banks or broker-dealers, or (c) the lending of the Fund's portfolio securities in accordance with applicable guidelines established by the Securities and Exchange Commission ("SEC") and any guidelines established by the Trust's Trustees;

(4) Purchase securities of any one issuer (except U.S. Government securities) if as a result more than 5% of the Fund's total assets would be invested in such issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer; provided, however, that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations;

(5) Make investments in securities for the purpose of exercising control over or management of the issuer;

(6) Participate on a joint or a joint and several basis in any trading account in securities. The "bunching" of orders of the Fund and of other accounts under the investment management of the Manager for the sale or purchase of portfolio securities shall not be considered participation in a joint securities trading account;

(7) Borrow amounts in excess of 10% of its total assets, taken at the lower of cost or market value, and then only from banks as a temporary measure for extraordinary or emergency purposes. All borrowings will be repaid before any additional investments are made;

(8) Purchase the securities of issuers conducting their principal business activities in the same industry if immediately after such purchase the value of the Fund's investments in such industry would exceed 25% of the value of the total assets of the Fund;

(9) Act as an underwriter of securities, except to the extent that, in connection with the sale of securities, it may be deemed to be an underwriter under applicable securities laws;

(10) Purchase any security if, as a result, the Fund would then have more than 5% of its total assets (taken at current value) invested in securities restricted as to disposition under the Federal securities laws;

(11) Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any repurchase agreement or any permitted borrowing; or

(12) Purchase securities of another investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets, and except that the Fund may invest in securities of other investment companies subject to the restrictions in Section 12(d)(1) of the Investment Company Act of 1940 (the "1940").

                        Ivy Global Natural Resources Fund

As a matter of fundamental policy, the Fund may not:

(1) make an investment in securities of companies in any one industry (except obligations of domestic banks or the U.S. Government, its agencies, authorities, or instrumentalities) if such investment would cause investments in such industry to exceed 25% of the market value of the Fund's total assets at the time of such investment;

(2) issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except to the extent that shares of the separate classes or series of the Trust may be deemed to be senior securities; provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction;

(3) purchase securities of any one issuer (except U.S. Government securities) if as a result more than 5% of the Fund's total assets would be invested in such issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer; provided, however, that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations;

(4) purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in options, futures and options on futures;

(5) make loans, except this restriction shall not prohibit (a) the purchase and holding of a portion of an issue of publicly distributed debt securities, (b) the entry into repurchase agreements with banks or broker-dealers, or (c) the lending of the Fund's portfolio securities in accordance with applicable guidelines established by the Securities and Exchange Commission (the "SEC") and any guidelines established by the Trust's Trustees;

(6) make investments in securities for the purpose of exercising control over or management of the issuer;

(7) act as an underwriter of securities, except to the extent that, in connection with the sale of securities, it may be deemed to be an underwriter under applicable securities laws;

(8) borrow money, except as a temporary measure for extraordinary or emergency purposes, and provided that the Fund maintains asset coverage of 300% for all borrowings;

(9) lend any funds or other assets, except that this restriction shall not prohibit (a) the entry into repurchase agreements, (b) the purchase of publicly distributed bonds, debentures and other securities of a similar type, or privately placed municipal or corporate bonds, debentures and other securities of a type customarily purchased by institutional investors or publicly traded in the securities markets, or (c) the lending of portfolio securities (provided that the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents maintained on a daily market-to market basis in an amount at least equal to the market value of the securities loaned); or

(10) invest in real estate, real estate mortgage loans, commodities or interests in oil, gas and/ mineral exploration or development programs, although (a) the Fund may purchase and sell marketable securities of issuers which are secured by real estate, (b) the Fund may purchase and sell securities of issuers which invest or deal in real estate, (c) the Fund may enter into forward foreign currency contracts as described in the Fund's prospectus, (d) the Fund may write or buy puts, calls, straddles or spreads and may invest in commodity futures contracts and options on futures contracts, and (e) the Fund may invest in physical commodities as described in the Fund's prospectus SAI.

                      Ivy Global Science & Technology Fund

As a matter of fundamental policy, the Fund may not:

(1) borrow money, except as a temporary measure for extraordinary or emergency purposes, and provided that the Fund maintains asset coverage of 300% for all borrowings;

(2)      purchase securities on margin;

(3) sell securities short, except for short sales "against the box";

(4) lend any funds or other assets, except that this restriction shall not prohibit (a) the entry into repurchase agreements, (b) the purchase of publicly distributed bonds, debentures and other securities of a similar type, or privately placed municipal or corporate bonds, debentures and other securities of a type customarily purchased by institutional investors or publicly traded in the securities markets, or (c) the lending of portfolio securities (provided that the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents maintained on a daily marked-to-market basis in an amount at least equal to the market value of the securities loaned;

(5) participate in an underwriting or selling group in connection with the public distribution of securities, except for its own capital stock, and except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the Federal securities laws;

(6) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the 1940 Act;

(7) purchase or sell real estate or commodities and commodity contracts, provided however, that the Fund may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate or interests therein, and except that, subject to the policies and restrictions set forth in the Prospectus and elsewhere in this SAI, (i) the Fund may enter into futures contracts, and options thereon, and (ii) the Fund may enter into forward foreign currency contracts and currency futures contracts, and options thereon;

(8) make an investment in securities of companies in any one industry (except obligations of domestic banks or the U.S. Government, its agencies, authorities, or instrumentalities) if such investment would cause investments in such industry to exceed 25% of the market value of the Fund's total assets at the time of such investment;

(9) issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except to the extent that shares of the separate classes or series of the Trust may be deemed to be senior securities; provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction; or

(10) purchase securities of any one issuer (except U.S. Government securities) if as a result more than 5% of the Fund's total assets would be invested in such issuer or the Fund would owner hold more than 10% of the outstanding voting securities of that issuer; provided, however, that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations.

                                 Ivy Growth Fund

As a matter of fundamental policy, the Fund may not:

(1) borrow money, except for temporary purposes where investment transactions might advantageously require it. Any such loan may not be for a period in excess of 60 days, and the aggregate amount of all outstanding loans may not at any time exceed 10% of the value of the total assets of the Fund at the time any such loan is made;

(2)      purchase securities on margin;

(3)      sell securities short;

(4) lend any funds or other assets, except that this restriction shall not prohibit (a) the entry into repurchase agreements or (b) the purchase of publicly distributed bonds, debentures and other securities of a similar type, or privately placed municipal or corporate bonds, debentures and other securities of a type customarily purchased by institutional investors or publicly traded in the securities markets;

(5) participate in an underwriting or selling group in connection with the public distribution of securities except for its own capital stock;

(6) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the Investment Company Act of 1940;

(7)      purchase or sell real estate or commodities and commodity contracts;

(8) make an investment in securities of companies in any one industry (except obligations of domestic banks or the U.S. Government, its agencies, authorities, or instrumentalities) if such investment would cause investments in such industry to exceed 25% of the market value of the Fund's total assets at the time of such investment;

(9) issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except to the extent that shares of the separate classes or series of the Trust may be deemed to be senior securities; provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction;

(10) invest more than 5% of the value of its total assets in the securities of any one issuer (except obligations of domestic banks or the U.S. Government, its agencies, authorities and instrumentalities);

(11) hold more than 10% of the voting securities of any one issuer (except obligations of domestic banks or the U.S. Government, its agencies, authorities and instrumentalities); or

(12) purchase the securities of any other open-end investment company, except as part of a plan of merger or consolidation.

                           Ivy Growth with Income Fund

As a matter of fundamental policy, the Fund may not:

(1) borrow money, except for temporary purposes where investment transactions might advantageously require it. Any such loan may not be for a period in excess of 60 days, and the aggregate amount of all outstanding loans may not at any time exceed 10% of the value of the total assets of the Fund at the time any such loan is made;

(2)      purchase securities on margin;

(3)      sell securities short;

(4) lend any funds or other assets, except that this restriction shall not prohibit (a) the entry into repurchase agreements or (b) the purchase of publicly distributed bonds, debentures and other securities of a similar type, or privately placed municipal or corporate bonds, debentures and other securities of a type customarily purchased by institutional investors or publicly traded in the securities markets;

(5) participate in an underwriting or selling group in connection with the public distribution of securities except for its own capital stock;

(6) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the 1940 Act;

(7)      purchase or sell real estate or commodities and commodity contracts;

(8) make an investment in securities of companies in any one industry (except obligations of domestic banks or the U.S. Government, its agencies, authorities, or instrumentalities) if such investment would cause investments in such industry to exceed 25% of the market value of the Fund's total assets at the time of such investment;

(9) issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except to the extent that shares of the separate classes or series of the Trust may be deemed to be senior securities; provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction;

(10) invest more than 5% of the value of its total assets in the securities of any one issuer (except obligations of domestic banks or the U.S. Government, its agencies, authorities and instrumentalities);

(11) hold more than 10% of the voting securities of an one issuer (except obligations of domestic banks or the U.S. Government, it agencies, authorities and instrumentalities); or

(12) purchase the securities of any other open-end investment company, except as part of a plan of merger or consolidation.

                             Ivy International Fund

As a matter of fundamental policy, the Fund may not:

(1) borrow money, except for temporary purposes where investment transactions might advantageously require it. Any such loan may not be for a period in excess of 60 days, and the aggregate amount of all outstanding loans may not at any time exceed 10% of the value of the total assets of the Fund at the time any such loan is made;

(2)      purchase securities on margin;

(3)      sell securities short;

(4) lend any funds or other assets, except that this restriction shall not prohibit (a) the entry into repurchase agreements or (b) the purchase of publicly distributed bonds, debentures and other securities of a similar type, or privately placed municipal or corporate bonds, debentures and other securities of a type customarily purchased by institutional investors or publicly traded in the securities markets;

(5) participate in an underwriting or selling group in connection with the public distribution of securities except for its own capital stock;

(6) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the 1940 Act;

(7)      purchase or sell real estate or commodities and commodity contracts;

(8) make an investment in securities of companies in any one industry (except obligations of domestic banks or the U.S. Government, its agencies, authorities, or instrumentalities) if such investment would cause investments in such industry to exceed 25% of the market value of the Fund's total assets at the time of such investment;

(9) issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except to the extent that shares of the separate classes or series of the Trust may be deemed to be senior securities; provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction;

(10) invest more than 5% of the value of its total assets in the securities of any one issuer (except obligations of domestic banks or the U.S. Government, its agencies, authorities, and instrumentalities);

(11) hold more than 10% of the voting securities of any one issuer (except obligations of domestic banks or the U.S. Government, its agencies, authorities and instrumentalities); or

(12) purchase the securities of any other open-end investment company, except as part of a plan of merger or consolidation.

                            Ivy International Fund II

As a matter of fundamental policy, the Fund may not:

(1)      make an  investment  in  securities  of  companies  in any one industry
         (except obligation of domestic banks or the U.S. Government, its agencies, authorities, or instrumentalities) if such investment would cause investments in such industry to exceed 25% of the market value of the Fund's total assets at the time of such investment;

(2) issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except to the extent that shares of the separate classes or series of the Trust may be deemed to be senior securities; provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction;

(3) participate in an underwriting or selling group in connection with the public distribution of securities except for its own capital stock;

(4) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the Investment Company Act of 1940;

(5) purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in options, futures and options on futures;

(6) make loans, except this restriction shall not prohibit (a) the purchase and holding of a portion of an issue of publicly distributed debt securities, (b) the entry into repurchase agreements with banks or broker-dealers, or (c) the lending of the Fund's portfolio securities in accordance with applicable guidelines established by the Securities and Exchange Commission (the "SEC") and any guidelines established by the Trust's Trustees;

(7) borrow money, except as a temporary measure for extraordinary or emergency purposes, and provided that the Fund maintains assets coverage of 300% for all borrowings;

(8) invest more than 5% of the value of its total assets in the securities of any one issuer (except obligations of domestic banks or the U.S. Government, its agencies, authorities and instrumentalities);

(9) purchase the securities of any other open-end investment company, except as part of a plan of merger or consolidations; or

(10) purchase or sell real estate or commodities and commodity contracts.

                     Ivy International Small Companies Fund

As a matter of fundamental policy, the Fund may not:

(1) Invest in real estate, real estate mortgage loans, commodities or interests in oil, gas and/or mineral exploration or development programs, although (a) the Fund may purchase and sell marketable securities of issuers which are secured by real estate, (b) the Fund may purchase and sell securities of issuers which invest or deal in real estate, (c) the Fund may enter into forward foreign currency contracts as described in the Fund's prospectus, and (d) the Fund may write or buy puts, calls, straddles or spreads and may invest in commodity futures contracts and options on futures contracts;

(2) Make investments in securities for the purpose of exercising control over or management of the issuer;

(3) Purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in options, futures and options on futures;

(4) Make loans, except that this restriction shall not prohibit (a) the purchase and holding of a portion of an issue of publicly distributed debt securities, (b) the entry into repurchase agreements with banks or broker-dealers, or (c) the lending of portfolio securities in accordance with applicable guidelines established by the Securities and Exchange Commission ("SEC") and any guidelines established by the Trust's Trustees;

(5) Borrow money, except as a temporary measure for extraordinary or emergency purposes, and provided that the Fund maintains asset coverage of 300% for all borrowings;

(6) Lend any funds or other assets, except that this restriction shall not prohibit (a) the entry into repurchase agreements, (b) the purchase of publicly distributed bonds, debentures and other securities of a similar type, or privately placed municipal or corporate bonds, debentures and other securities of a type customarily purchased by institutional investors or publicly traded in the securities markets, or (c) the lending of portfolio securities (provided that the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents maintained on a daily marked-to-market basis in an amount at least equal to the market value of the securities loaned);

(7) Purchase securities of any one issuer (except U.S. Government securities) if as a result more than 5% of the Fund's total assets would be invested in such issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer; provided, however, that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations;

(8) Make an investment in securities of companies in any one industry (except obligations of domestic banks or the U.S. Government, its agencies, authorities, or instrumentalities), if such investment would cause investments in such industry to exceed 25% of the market value of the Fund's total assets at the time of such investment;

(9) Act as an underwriter of securities, except to the extent that, in connection with the sale of securities, it may be deemed to be an underwriter under applicable securities laws; or

(10) Issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except to the extent that shares of the separate classes or series of the Trust may be deemed to be senior securities; provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction.

                      Ivy International Strategic Bond Fund

As a matter of fundamental policy, the Fund may not:

(1) Invest in real estate, real estate mortgage loans, commodities, commodity futures contracts or interests in oil, gas and/or mineral exploration or development programs, although the Fund may purchase and sell (a) securities which are secured by real estate, (b) securities of issuers which invest or deal in real estate, and (c) interest rate, currency and other financial futures contracts and related options;

(2) Make investments in securities for the purpose of exercising control over or management of the issuer;

(3) Participate on a joint or a joint and several basis in any trading account in securities. The "bunching" of orders of the Fund--or of the Fund and of other accounts under the investment management of the persons rendering investment advice to the Fund--for the sale or purchase of portfolio securities shall not be considered participation in a joint securities trading account;

(4) Purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions; the deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

(5) Make loans, except that this restriction shall not prohibit (a) the purchase and holding of a portion of an issue of debt securities, (b) the lending of portfolio securities in accordance with applicable guidelines established by the SEC and any guidelines established by the Trust's Trustees, or (c) entry into repurchase agreements with banks or broker-dealers;

(6) Borrow amounts in excess of 20% of its total assets, taken at the lower of cost or market value, and then only from banks as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements, provided that the Fund maintains net asset coverage of at least 300% for all borrowings;

(7) Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund (except as may be necessary in connection with permitted borrowings and then not in excess of 20% of the Fund's total assets); provided, however, this does not prohibit escrow, collateral or margin arrangements in connection with its use of options, short sales, futures contracts and options on future contracts;

(8) Purchase the securities of issuers conducting their principal business activities in the same industry if immediately after such purchase the value of the Fund's investments in such industry would exceed 25% of the value of the total assets of the Fund;

(9) Act as an underwriter of securities, except to the extent that, in connection with the sale of securities, it may be deemed to be an underwriter under applicable securities laws; or

(10) Issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except to the extent that shares of the separate classes or series of the Trust may be deemed to be senior securities; provided that collateral arrangements with respect to currency-related contracts, futures contracts, short sales, swap contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction.

                              Ivy Money Market Fund

As a matter of fundamental policy, the Fund may not:

(1) borrow money, except for temporary purposes where investment transactions might advantageously require it. Any such loan may not be for a period in excess of 60 days, and the aggregate amount of all outstanding loans may not at any time exceed 10% of the value of the total assets of the Fund at the time any such loan is made;

(2)      purchase securities on margin;

(3)      sell securities short;

(4) lend any funds or other assets, except that this restriction shall not prohibit (a) the entry into repurchase agreements or (b) the purchase of publicly distributed bonds, debentures and other securities of a similar type, or privately placed municipal or corporate bonds, debentures and other securities of a type customarily purchased by institutional investors or publicly traded in the securities markets;

(5) participate in an underwriting or selling group in connection with the public distribution of securities except for its own capital stock;

(6) invest more than 5% of the value of its total assets in the securities of any one issuer (except obligations of domestic banks or the U.S. Government, its agencies, authorities and instrumentalities);

(7) hold more than 10% of the voting securities of any one issuer (except obligations of domestic banks or the U.S. Government, its agencies, authorities and instrumentalities);

(8) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the 1940 Act;

(9)      purchase or sell real estate or commodities and commodity contracts;

(10) purchase the securities of any other open-end investment company, except as part of a plan of merger or consolidation;

(11) make an investment in securities of companies in any one industry (except obligations of domestic banks or the U.S. Government, its agencies, authorities, or instrumentalities) if such investment would cause investments in such industry to exceed 25% of the market value of the Fund's total assets at the time of such investment; or

(12) issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except to the extent that shares of the separate classes or series of the Trust may be deemed to be senior securities.

                               Ivy Pan-Europe Fund

As a matter of fundamental policy, the Fund may not:

(1) Invest in real estate, real estate mortgage loans, commodities or interests in oil, gas and/or mineral exploration or development programs, although (a) the Fund may purchase and sell marketable securities of issuers which are secured by real estate, (b) the Fund may purchase and sell securities of issuers which invest or deal in real estate, (c) the Fund may enter into forward foreign currency contracts as described in the Fund's prospectus, and (d) the Fund may write or buy puts, calls, straddles or spreads and may invest in commodity futures contracts and options on futures contracts.

(2) Make investments in securities for the purpose of exercising control over or management of the issuer;

(3) Purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in options, futures and options on futures;

(4) Make loans, except that this restriction shall not prohibit (a) the purchase and holding of a portion of an issue of publicly distributed debt securities, (b) the entry into repurchase agreements with banks or broker-dealers, or (c) the lending of portfolio securities in accordance with applicable guidelines established by the Securities and Exchange Commission ("SEC") and any guidelines established by the Trust's Trustees;

(5) Borrow money, except as a temporary measure for extraordinary or emergency purposes, and provided that the Fund maintains asset coverage of 300% for all borrowings;

(6) Purchase securities of any one issuer (except U.S. Government securities) if as a result more than 5% of the Fund's total assets would be invested in such issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer; provided, however, that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations;

(7) Make an investment in securities of companies in any one industry (except obligations of domestic banks or the U.S. Government, its agencies, authorities, or instrumentalities), if such investment would cause investments in such industry to exceed 25% of the market value of the Fund's total assets at the time of such investment;

(8) Act as an underwriter of securities, except to the extent that, in connection with the sale of securities, it may be deemed to be an underwriter under applicable securities laws; or

(9) Issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except to the extent that shares of the separate classes or series of the Trust may be deemed to be senior securities; provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction.


                             Ivy South America Fund

As a matter of fundamental policy, the Fund may not:

(1) borrow money, except for temporary or emergency purposes; provided that the Fund maintains asset coverage of 300% for all borrowings;

(2)      purchase securities on margin;

(3)      sell securities short;

(4) lend any funds or other assets, except that this restriction shall not prohibit (a) the entry into repurchase agreements, (b) the purchase of publicly distributed bonds, debentures and other securities of a similar type customarily purchased by institutional investors or publicly traded in the securities markets, or (c) the lending of portfolio securities (provided that the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents maintained on a daily marked-to-market basis in an amount at least equal to the market value of the securities loaned);

(5) participate in an underwriting or selling group in connection with the public distribution of securities except for its own capital stock;

(6) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund) but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the Investment Company Act of 1940;

(7)      purchase or sell real estate or commodities and commodity contracts;

(8) make an investment in securities of companies in any one industry (except obligations of domestic banks or the U.S. Government, its agencies, authorities, or instrumentalities) if such investment would cause investments in such industry to exceed 25% of the market value of the Fund's total assets at the time of such investment; or

(9) issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except to the extent that shares of the separate classes or series of the Trust may be deemed to be senior securities; provided that collateral agreements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction.

                              Ivy US Blue Chip Fund

As a matter of fundamental policy, the Fund may not:

(1) invest in real estate, real estate mortgage loans, commodities and commodity futures contracts although the Fund may purchase and sell (a) securities which are secured by real estate, (b) securities of issuers which invest or deal in real estate, and (c) interest rate and other financial futures contracts and related options;

(2) purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions; the deposit or payment by the Fund of initial or variation margins in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

(3)      sell securities short;

(4) participate in an underwriting or selling group in connection with the public distribution of securities except for its own shares;

(5) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than shares of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the 1940 Act;

(6) invest in securities of companies in any one industry (except obligations of domestic banks or the U.S. Government, its agencies, authorities, or instrumentalities) if such investment would cause investments in such industry to exceed 25% of the market value of the Fund's total assets at the time of such investment;

(7) issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except to the extent that shares of the separate classes or series of the Trust may be deemed to be senior securities; provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction;

(8) lend any funds or other assets, except that this restriction shall not prohibit (a) the entry into repurchase agreements or (b) the purchase of publicly distributed bonds, debentures and other securities of a similar type, or privately placed municipal or corporate bonds, debentures and other securities of a type customarily purchased by institutional investors or publicly traded in the securities markets;

(9) borrow amounts in excess of 10% of its total assets, taken at the lower of cost or market value, as a temporary measure for extraordinary or emergency purposes or where investment transactions might advantageously require it; or except in connection with reverse repurchase agreements, provided that the Fund maintains net asset coverage of at least 300% for all borrowings;

(10) purchase securities of any one issuer (except obligations of domestic banks or the U.S. Government, its agencies, authorities and instrumentalities) if as a result, more than 5% of the Fund's total assets would be invested in such issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer; provided, however, that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations; or

(11) purchase securities of another investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets, and except that the Fund may invest in securities of other investment companies subject to the restrictions set forth in Sections 12(d)(1) of the 1940 Act and (viii) of "Additional Restrictions", below. #

# Stating that, as a matter of non-fundamental policy, the Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on subparagraphs (f) and
         (g) of Section 12(d)(1) of the 1940 Act.

                           Ivy US Emerging Growth Fund

As a matter of fundamental policy, the Fund may not:

(1)      purchase or sell real estate or commodities and commodity contracts;

(2)      purchase securities on margin;

(3)      sell securities short;

(4) participate in an underwriting or selling group in connection with the public distribution of securities except for its own capital stock;

(5) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the Investment Company Act of 1940;

(6) make an investment in securities of companies in any one industry (except obligations of domestic banks or the U.S. Government, its agencies, authorities, or instrumentalities) if such investment would cause investments in such industry to exceed 25% of the market value of the Fund's total assets at the time of such investment;

(7) issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except to the extent that shares of the separate classes or series of the Trust may be deemed to be senior securities; provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction;

(8) purchase securities of any one issuer (except U.S. Government securities) if as a result more than 5% of the Fund's total assets would be invested in such issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer; provided, however, that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations;

(9) lend any funds or other assets, except that this restriction shall not prohibit (a) the entry into repurchase agreement or (b) the purchase of publicly distributed bonds, debentures and other securities of a similar type, or privately placed municipal or corporate bonds, debentures and other securities of a type customarily purchased by institutional investors or publicly traded in the securities markets; or

(10) borrow money, except for temporary purposes where investment transactions might advantageously require it. Any such loan may not be for a period in excess of 60 days, and the aggregate amount of all outstanding loans may not at any time exceed 10% of the value of the total assets of the Fund at the time any such loan is made.

                                    IVY FUND

                              Ivy Asia Pacific Fund
                                  Ivy Bond Fund
                              Ivy China Region Fund
                           Ivy Developing Nations Fund
                         Ivy European Opportunities Fund
                                 Ivy Global Fund
                      Ivy Global Science & Technology Fund
                                 Ivy Growth Fund
                           Ivy Growth with Income Fund
                             Ivy International Fund
                            Ivy International Fund II
                     Ivy International Small Companies Fund
                              Ivy Money Market Fund
                               Ivy Pan-Europe Fund
                              Ivy US Blue Chip Fund
                           Ivy US Emerging Growth Fund

                    THIS PROXY CARD IS SOLICITED ON BEHALF OF
                        THE BOARD OF TRUSTEES OF IVY FUND

         The undersigned, having received Notice of the August 25, 1999 Special Meeting of Shareholders of the above listed series of Ivy Fund (each a "Fund" and collectively, the "Funds") and the related Proxy Statement, hereby appoints Keith J. Carlson, C. William Ferris, and Paula K. Wolfe, and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund(s) that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Funds to be held at the offices of Ivy Fund, Via Mizner Financial Plaza, 700 South Federal Highway, Boca Raton, Florida 33432, on August 25, 1999, at 10:00 a.m. Eastern time, and at any adjournments or postponements thereof.

THIS PROXY CARD, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR APPROVAL OF THE PROPOSAL.

Please vote by filling in the appropriate box below using blue or black ink or dark pencil. Do not use red ink.

PROPOSAL 1: To approve or disapprove the revision of certain fundamental investment policies, as follows:

        Proposal 1.1:    Diversification

        [  ] FOR              [  ] AGAINST          [  ] ABSTAIN

        Proposal 1.2:    Borrowing

        [  ] FOR              [  ] AGAINST          [  ] ABSTAIN

        Proposal 1.3:    Senior Securities

        [  ] FOR              [  ] AGAINST          [  ] ABSTAIN

        Proposal 1.4:    Underwriting

        [  ] FOR              [  ] AGAINST          [  ] ABSTAIN

        Proposal 1.5:    Real Estate

        [  ] FOR              [  ] AGAINST          [  ] ABSTAIN

        Proposal 1.6:    Commodities

        [  ] FOR              [  ] AGAINST          [  ] ABSTAIN

        Proposal 1.7:    Loans

        [  ] FOR              [  ] AGAINST          [  ] ABSTAIN

        Proposal 1.8:    Concentration

        [  ] FOR              [  ] AGAINST          [  ] ABSTAIN


PROPOSAL 2:       To elect Trustees.

 [  ]     FOR all nominees listed in the Proxy Statement (except as marked to the contrary below)

 [  ]     WITHHOLD AUTHORITY to vote for all nominees listed in the Proxy
          Statement

 To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

 -------------------------------------------------------


PROPOSAL 3:                To ratify the action of the Board of  Trustees  in
                           selecting PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 1999.

          [  ] FOR              [  ] AGAINST          [  ] ABSTAIN

THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON ANY OTHER BUSINESS, INCLUDING ANY ADJOURNMENT OF THE MEETING, AS MAY PROPERLY COME BEFORE THE MEETING.

Dated _________________ , 199__

Please sign exactly as your name or names appears on this card. If an account is held by joint tenants, all should sign (but this proxy will be considered valid if executed any one of them, unless the Trust receives written notice to the contrary before the Meeting). When signing as attorney, executor, administrator, trustee or guardian, please state your title. If the signatory is a trust or partnership, please sign in the entity's name (by an authorized person).


X __________________________________

X __________________________________


PLEASE SIGN, DATE AND RETURN THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID
 ENVELOPE.

                                    IVY FUND

                      Ivy International Strategic Bond Fund
                             Ivy South America Fund

                    THIS PROXY CARD IS SOLICITED ON BEHALF OF
                        THE BOARD OF TRUSTEES OF IVY FUND

         The undersigned, having received Notice of the August 25, 1999 Special Meeting of Shareholders of the above-listed series of Ivy Fund (each a "Fund" and collectively the "Funds") and the related Proxy Statement, hereby appoints Keith J. Carlson, C. William Ferris, and Paula K. Wolfe, and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund(s) that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Funds to be held at the offices of Ivy Fund, Via Mizner Financial Plaza, 700 South Federal Highway, Boca Raton, Florida 33432, on August 25, 1999, at 10:00 a.m. Eastern time, and at any adjournments or postponements thereof.

THIS PROXY CARD, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR APPROVAL OF THE PROPOSAL.

Please vote by filling in the appropriate box below using blue or black ink or dark pencil. Do not use red ink.

PROPOSAL 1: To approve or disapprove the revision of certain fundamental investment policies, as follows:

  Proposal 1.2:    Borrowing

  [  ] FOR              [  ] AGAINST          [  ] ABSTAIN

  Proposal 1.3:    Senior Securities

  [  ] FOR              [  ] AGAINST          [  ] ABSTAIN

  Proposal 1.4:    Underwriting

  [  ] FOR              [  ] AGAINST          [  ] ABSTAIN

  Proposal 1.5:    Real Estate

  [  ] FOR              [  ] AGAINST          [  ] ABSTAIN

  Proposal 1.6:    Commodities

  [  ] FOR              [  ] AGAINST          [  ] ABSTAIN

  Proposal 1.7:    Loans

  [  ] FOR              [  ] AGAINST          [  ] ABSTAIN

  Proposal 1.8:    Concentration

  [  ] FOR              [  ] AGAINST          [  ] ABSTAIN


PROPOSAL 2:       To elect Trustees.

   [  ]     FOR all nominees listed in the Proxy Statement (except as marked to the contrary below)

   [  ]     WITHHOLD AUTHORITY to vote for all nominees listed in the Proxy
            Statement

   To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

   -------------------------------------------------------


PROPOSAL 3: To ratify the action of the Board of Trustees in selecting PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 1999.

            [  ] FOR              [  ] AGAINST          [  ] ABSTAIN

THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON ANY OTHER BUSINESS, INCLUDING ANY ADJOURNMENT OF THE MEETING, AS MAY PROPERLY COME BEFORE THE MEETING.

Dated _________________ , 199__

Please sign exactly as your name or names appears on this card. If an account is held by joint tenants, all should sign (but this proxy will be considered valid if executed any one of them, unless the Trust receives written notice to the contrary before the Meeting). When signing as attorney, executor, administrator, trustee or guardian, please state your title. If the signatory is a trust or partnership, please sign in the entity's name (by an authorized person).


X __________________________________

X __________________________________


PLEASE SIGN, DATE AND RETURN THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                    IVY FUND

                        Ivy Global Natural Resources Fund

                    THIS PROXY CARD IS SOLICITED ON BEHALF OF
                        THE BOARD OF TRUSTEES OF IVY FUND

         The undersigned, having received Notice of the August 25, 1999 Special Meeting of Shareholders of Ivy Global Natural Resources Fund (the "Fund") and the related Proxy Statement, hereby appoints Keith J. Carlson, C. William Ferris, and Paula K. Wolfe, and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund(s) that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Funds to be held at the offices of Ivy Fund, Via Mizner Financial Plaza, 700 South Federal Highway, Boca Raton, Florida 33432, on August 25, 1999, at 10:00 a.m. Eastern time, and at any adjournments or postponements thereof.

THIS PROXY CARD, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR APPROVAL OF THE PROPOSAL.

Please vote by filling in the appropriate box below using blue or black ink or dark pencil. Do not use red ink.

PROPOSAL 1: To approve or disapprove the revision of certain fundamental investment policies, as follows:

  Proposal 1.1:    Diversification

  [  ] FOR              [  ] AGAINST          [  ] ABSTAIN

  Proposal 1.2:    Borrowing

  [  ] FOR              [  ] AGAINST          [  ] ABSTAIN

  Proposal 1.3:    Senior Securities

  [  ] FOR              [  ] AGAINST          [  ] ABSTAIN

  Proposal 1.4:    Underwriting

  [  ] FOR              [  ] AGAINST          [  ] ABSTAIN

  Proposal 1.5:    Real Estate

  [  ] FOR              [  ] AGAINST          [  ] ABSTAIN

  Proposal 1.7:    Loans

  [  ] FOR              [  ] AGAINST          [  ] ABSTAIN

  Proposal 1.8:    Concentration

  [  ] FOR              [  ] AGAINST          [  ] ABSTAIN


PROPOSAL 2:       To elect Trustees.

  [  ]     FOR all nominees listed in the Proxy Statement (except as marked to the contrary below)

  [  ]     WITHHOLD AUTHORITY to vote for all nominees listed in the Proxy
           Statement

  To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

  -------------------------------------------------------


PROPOSAL 3: To ratify the action of the Board of Trustees in selecting PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 1999.

          [  ] FOR              [  ] AGAINST          [  ] ABSTAIN

THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON ANY OTHER BUSINESS, INCLUDING ANY ADJOURNMENT OF THE MEETING, AS MAY PROPERLY COME BEFORE THE MEETING.

Dated _________________ , 199__

Please sign exactly as your name or names appears on this card. If an account is held by joint tenants, all should sign (but this proxy will be considered valid if executed any one of them, unless the Trust receives written notice to the contrary before the Meeting). When signing as attorney, executor, administrator, trustee or guardian, please state your title. If the signatory is a trust or partnership, please sign in the entity's name (by an authorized person).


X __________________________________

X __________________________________


     PLEASE SIGN, DATE AND RETURN THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

--------
1 Broker non-votes are proxies received by a Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

2 As noted above, shareholders of each Fund will vote as a single class regardless of which class of the Fund's shares they own.

3 The content of a number of the proposed fundamental policies is defined simply by reference to the 1940 Act, the rules thereunder, and applicable interpretations of the Commission or its staff (i.e., the substance of these authorities is not stated with specificity).

4 The current diversification policy of Ivy US Blue Chip Fund is substantially similar to the 1940 Act definition of a diversified fund, but adds to its exception for US Government obligations an exception for obligations of domestic banks.

5 For example, a fund with $100,000 in total assets could borrow $50,000 from a bank without violating the 1940 Act, since the asset coverage after the borrowing would be 300% ($150,000 / $50,000 = 3 / 1 = 300%).

6 Each of these Funds (other than Ivy European Opportunities Fund) is subject to additional borrowing restrictions that cannot be changed without Board approval. For example, Ivy Asia Pacific Fund, Ivy Developing Nations Fund, Ivy Global Natural Resources Fund , Ivy International Small Companies Fund, Ivy Pan-Europe Fund and Ivy South America Fund currently are not permitted to purchase securities when the value of their outstanding borrowings exceed 10% of the value of their respective assets. In addition, Ivy Global Science & Technology Fund and Ivy International Fund II may not borrow amounts in excess of 10% of their respective net assets, notwithstanding that their fundamental borrowing policies are more liberal (i.e., these Funds may borrow up to 33% of their respective assets, calculated after any borrowing occurs).

7 In addition, Ivy China Region Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund, Ivy Money Market Fund and Ivy US Emerging Growth Fund must repay their loans within 60 days, and Ivy Global Fund may not make any new investments at any time during which it has loans outstanding.

8         With  respect  to  reverse  repurchase   agreements,   the  Commission
          generally requires funds to segregate assets.

9 A "senior security" may be a debt obligation or a security that has superior status as compared to another class of security.

10 Certain of the Funds have also identified exceptions for arrangements relating to certain permitted derivative investments (such as deposits of initial and variation margin designed to cover such positions) and/or repurchase agreements, none of which are considered "senior securities" according to pertinent regulatory authorities.

11 A number of the Funds expressly except from their policies against underwriting the sale of their own shares. This exception is consistent with the provisions of the 1940 Act and related positions of the Commission staff.

12 A number of the Funds also have a fundamental policy prohibiting their investment in real estate mortgage loans. This prohibition is expected to be retained as a non-fundamental policy for these Funds. Certain Funds are also subject to non-fundamental policies relating to investments in real estate, which are also expected to be retained
         (unless the Trustees determine that it is in the best interests of a Fund and its shareholders to modify or eliminate them).

13 The fundamental policy for Ivy Global Natural Resources Fund relating to investments in physical commodities, in effect, permits the Fund to invest directly in precious metals and other physical commodities (and derivative arrangements relating thereto). The Fund's ability to use these investment techniques is described in its Prospectus.
14 The Commodities Exchange Act, however, requires that an entity that invests more than 5% of its assets in commodities futures or commodities options contracts (other than for bona fide hedging purposes) must register as a commodity pool operator. Though the proposed restriction would permit the Funds to invest in futures contracts and options on futures contracts, no Fund would invest in these contracts to an extent that would require it to register as a commodity pool operator.

15 The current fundamental policies for Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy International Small Companies Fund, Ivy International Strategic Bond Fund and Ivy Pan-Europe Fund also prohibit investment in oil, gas and/or mineral exploration or development programs (in some instances, with exceptions for investment in securities of companies that invest in or sponsor such programs). It is expected that this prohibition would be retained for these Funds as a non-fundamental policy.

16 A fund is permitted to adopt reasonable definitions of what constitutes an industry, or it may use standard classifications promulgated by the Commission (or some combination thereof).

17 The exceptions are Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund, and Ivy Money Market Fund. PWC (formerly Coopers & Lybrand LLP) has audited the financial statements for these Funds since 1992.